Exhibit 99.1
DEARBORN BANCORP, NOW A $1+ BILLION INSTITUTION,
REPORTS FIRST QUARTER 2007 EARNINGS.
     DEARBORN, Michigan, April 18, 2007 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Community Bank of Dearborn, today reported that earnings for the three months ended March 31, 2007, were $1,618,000 or $0.18 per fully diluted common share. During the same period one year ago, the Company reported earnings of $1,946,000 or $0.31 per diluted share.
     At the end of the First Quarter, the Company’s total assets were $1,045,985,000 while they had been $757,159,000 one year earlier. This growth was 38.15 percent. During the same 12-month period, the Company’s total deposits increased to $848,036,000 from $632,237,000, a 34.13 percent increase, and total loans grew to $938,510,000 from $676,233,000, a 38.79 percent increase. These increases in assets, deposits and loans reflect, in part, the acquisition on January 4, 2007, of Fidelity Financial Corporation of Michigan. Dearborn Bancorp’s previous financial statements have not been restated, as the transaction was accounted for as a purchase.
     Total stockholders’ equity went up 67.97 percent over the previous year to $145,076,000 while it had been $86,369,000 at the end of the First Quarter in 2006. Much of this increase was due to the successful offering of approximately 2,900,000 new shares of common stock at $20 per share during the Fourth Quarter of 2006. The proceeds of the offering were used along with other corporate resources to pay for the Fidelity purchase.
     Michael J. Ross, President and Chief Executive Officer of both the Holding Company and the Bank, issued his organization’s financial report. He commented, “Our growth represents, primarily, the Fidelity acquisition, the largest in our history. Our quarterly results were the consequence of three factors: the “disappearing” yield curve, economic weakness in our market area, and expenses associated with the Fidelity transaction.”
     Ross went on, “The difference between short-term and long-term interest rates has been an ongoing problem for all banks. The situation has been made more difficult for community banks because many deposits, whose rates are linked to short-term rates, have been repricing upward. On the other hand, the yields on loans and investments, which are based on long-term rates, have not gone up to a corresponding degree. Consequently, our interest expense has gone up 63.73 percent over the last year while our interest income has only gone up 42.69 percent.”
     Ross continued, “We also provided $617,000 for possible loan losses during the First Quarter. The economic weakness in Southeast Michigan has begun to affect some of our commercial and real estate loan customers. Prudence requires us to recognize the situation and deal with these problems as they become apparent. One of our principle objectives in the management of our business is the maintenance of strong asset quality. First Quarter, 2007, net charge-offs of $441,000 were primarily related to two loans where the value of the underlying collateral has decreased in a weakened real estate market.”
     “Finally, the Fidelity acquisition caused a sharp increase in other expenses. Some of these costs will be non-recurring or, at least, less in future periods. Banking systems consolidation between Community Bank of Dearborn and Fidelity Bank will be complete in the second quarter of 2007 with additional operating efficiencies expected.”
     Ross concluded, “This has been an exciting time for our Company. We have completed the largest expansion in our history and laid the foundation for substantial growth in the months and years ahead. We have dealt forthrightly with emerging problems in our loan portfolio. And we are finding ways to sustain our profitability in spite of a narrower yield curve. For these reasons, we look to the future with optimism.”

     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole subsidiary is Community Bank of Dearborn. The Bank operates 19 banking offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. The acquisition of Fidelity Bank gave the company seven of its offices in Oakland County. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	03/31/07	12/31/06	03/31/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$15,720	$5,824	$12,966
Federal funds sold	8,956	64,198	11,113
Interest bearing deposits with banks	59	8	23,991

Total cash and cash equivalents	24,735	70,030	48,070

Mortgage loans held for sale	582	1,823	545
Investment securities, available for sale	10,554	5,878	11,443
Federal Home Loan Bank stock	1,927	1,288	1,293
Loans
Loans	938,510	756,420	676,233
Allowance for loan loss	(9,647)	(7,775)	(6,965)

Net loans	928,863	748,645	669,268

Premises and equipment, net	23,376	14,293	13,663
Real estate owned	3,157	52	177
Goodwill	32,242	5,473	5,473
Other intangible assets	14,033	2,041	2,229
Accrued interest receivable	4,019	3,337	2,455
Other assets	2,497	3,071	2,543

Total assets	$1,045,985	$855,931	$757,159

LIABILITIES
Deposits
Non-interest bearing deposits	$99,923	$53,065	$60,689
Interest bearing deposits	748,113	580,151	571,548

Total deposits	848,036	633,216	632,237

Other liabilities
Federal funds purchased	—	37,300	—
Securities sold under agreements to repurchase	355	619	457
Federal Home Loan Bank advances	37,241	25,561	25,588
Other liabilities	650	516	350
Accrued interest payable	4,627	3,734	2,158
Subordinated debentures	10,000	10,000	10,000

Total liabilities	900,909	710,946	670,790

STOCKHOLDERS’ EQUITY
Common stock — 10,000,000 shares authorized, 8,876,368 shares at 03/31/07, 8,975,085 shares at 12/31/06; and 5,991,662 shares at 03/31/06	137,542	144,907	83,887
Retained earnings	7,523	84	2,519
Accumulated other comprehensive loss	11	(6)	(37)

Total stockholders’ equity	145,076	144,985	86,369

Total liabilities and stockholders’ equity	$1,045,985	$855,931	$757,159

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended
	March 31,
(In thousands, except share and per share data)	03/31/07	03/31/06
Interest income
Interest on loans	$17,125	$11,946
Interest on securities, available for sale	178	163
Interest on federal funds	168	68
Interest on deposits with banks	0	67

Total interest income	17,471	12,244

Interest expense
Interest on deposits	7,778	4,873
Interest on other borrowings	804	320
Interest on subordinated debentures	240	195

Total interest expense	8,822	5,388

Net interest income	8,649	6,856
Provision for loan losses	617	157

Net interest income after provision for loan losses	8,032	6,699

Non-interest income
Service charges on deposit accounts	318	157
Fees for other services to customers	54	13
Gain on the sale of loans	54	42
Gain on the sale of other real estate owned	0	(54)
Other income	19	11

Total non-interest income	445	169

Non-interest expenses
Salaries and employee benefits	3,552	2,432
Occupancy and equipment expense	958	630
Intangible expense	336	62
Advertising and marketing	77	88
Stationery and supplies	124	72
Professional services	264	183
Data processing	124	125
Other operating expenses	552	327

Total non-interest expenses	5,987	3,919

Income before income tax provision	2,490	2,949
Income tax provision	872	1,003

Net income	$1,618	$1,946

Per share data:
Net income — basic	$0.18	$0.33
Net income — diluted	$0.18	$0.31

Weighted average number of shares outstanding — basic	8,898,058	5,982,377
Weighted average number of shares outstanding — diluted	9,159,900	6,303,882

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$15,720	$5,824	$8,975	$8,091	$12,966
Federal funds sold	8,956	64,198	9,093	8,520	11,113
Interest bearing deposits with banks	59	8	52	107	23,991

Total cash and cash equivalents	24,735	70,030	18,120	16,718	48,070

Mortgage loans held for sale	582	1,823	1,096	1,174	545
Securities, available for sale	10,554	5,878	5,837	27,038	11,443
Federal Home Loan Bank stock	1,927	1,288	1,290	1,293	1,293
Loans	0
Loans	938,510	756,420	741,030	696,052	676,233
Allowance for loan loss	(9,647)	(7,775)	(7,615)	(7,154)	(6,965)

Net loans	928,863	748,645	733,415	688,898	669,268

Bank premises and equipment, net	23,376	14,293	14,173	14,092	13,663
Real estate owned	3,157	52	52	0	177
Goodwill	32,242	5,473	5,473	5,473	5,473
Other intangible assets	14,033	2,041	2,103	2,166	2,229
Accrued interest receivable	4,019	3,337	2,868	2,652	2,455
Other assets	2,497	3,071	3,372	2,986	2,543

Total assets	$1,045,985	$855,931	$787,799	$762,490	$757,159

LIABILITIES
Deposits
Non-interest bearing deposits	$99,923	$53,065	$54,292	$59,976	$60,689
Interest bearing deposits	748,113	580,151	596,819	552,294	571,548

Total deposits	848,036	633,216	651,111	612,270	632,237

Other liabilities
Federal funds purchased	0	37,300	10,200	24,500	0
Securities sold under agreements to repurchase	355	619	631	310	457
Federal Home Loan Bank advances	37,241	25,561	25,561	25,588	25,588
Other liabilities	650	516	421	260	350
Accrued interest payable	4,627	3,734	2,508	1,912	2,158
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	900,909	710,946	700,432	674,840	670,790

Total stockholders’ equity	145,076	144,985	87,367	87,650	86,369

Total liabilities and stockholders’ equity	$1,045,985	$855,931	$787,799	$762,490	$757,159

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

INTEREST INCOME
Interest on loans, including fees	$17,125	$14,192	$13,505	$12,678	$11,946
Interest on other earning assets	346	518	365	384	298

Total interest income	17,471	14,710	13,870	13,062	12,244

INTEREST EXPENSE
Interest on deposits	7,778	6,664	6,332	5,578	4,873
Interest on other liabilities	1,044	702	692	528	515

Total interest expense	8,822	7,366	7,024	6,106	5,388

Net interest income	8,649	7,344	6,846	6,956	6,856
Provision for loan loss	617	161	470	155	157

Net interest income after provision for loan loss	8,032	7,183	6,376	6,801	6,699

NON-INTEREST EXPENSE
Deposit service charges	372	202	196	179	170
Gain on the sale of loans	54	43	(8)	68	42
Other	19	95	22	(41)	(43)

Total non-interest income	445	340	210	206	169

NON-INTEREST EXPENSE
Salaries and employee benefits	3,552	2,774	2,637	2,445	2,432
Occupancy and equipment expense	958	593	602	595	630
Other expense	1,477	833	975	852	857

Total non-interest expense	5,987	4,200	4,214	3,892	3,919

Income before income tax provision	2,490	3,323	2,372	3,115	2,949
Income tax provision	872	1,071	807	1,059	1,003

Net Income	$1,618	$2,252	$1,565	$2,056	$1,946

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

EARNINGS SUMMARY
Net interest income	$8,649	$7,344	$6,846	$6,956	$6,856
Provision for loan loss	$617	$161	$470	$155	$157
Total non-interest income	$445	$340	$210	$206	$169
Total non-interest expense	$5,987	$4,200	$4,214	$3,892	$3,919
Income taxes	$872	$1,071	$807	$1,059	$1,003
Net income	$1,618	$2,252	$1,565	$2,056	$1,946
Basic earnings per share	$0.18	$0.30	$0.26	$0.34	$0.33
Diluted earnings per share	$0.18	$0.29	$0.25	$0.33	$0.31

MARKET DATA
Book value per share	$16.34	$16.15	$14.81	$14.70	$14.41
Market value per share	$17.49	$19.00	$22.65	$21.14	$20.41
Average basic common shares	8,898,058	7,579,147	5,927,333	5,989,232	5,982,377
Average diluted common shares	9,159,900	7,867,739	6,238,365	6,292,544	6,303,882
Period end common shares	8,876,368	8,975,085	5,898,420	5,961,795	5,991,662

PERFORMANCE RATIOS
Return on average assets	0.63%	1.10%	0.80%	1.10%	1.09%
Return on average equity	4.48%	7.51%	7.09%	9.39%	9.20%
Net interest margin (FTE)	3.65%	3.70%	3.65%	3.88%	4.02%
Efficiency ratio	65.83%	54.66%	59.72%	54.34%	55.79%

ASSET QUALITY
Net charge-offs	$448	$1	$9	($34)	$0
Nonperforming loans	$13,122	$7,661	$4,791	$4,964	$1,198
Other real estate	$3,157	$54	$52	$0	$177
Nonperforming loans to total loans	1.40%	1.01%	0.65%	0.71%	0.18%
Nonperforming assets to total assets	1.73%	1.02%	0.65%	0.71%	0.20%
Allowance for loan loss to total loans	1.03%	1.03%	1.03%	1.03%	1.03%

CAPITAL & LIQUIDITY
Average equity to average assets	14.06%	14.64%	11.30%	11.71%	11.87%
Tier 1 capital to risk weighted assets	11.08%	18.71%	11.69%	12.33%	12.38%
Total capital to risk weighted assets	12.06%	19.69%	12.69%	13.31%	13.35%
Loan to deposit ratio	110.67%	119.46%	113.81%	113.68%	106.96%
Loan to funding ratio	104.79%	107.04%	106.24%	103.48%	101.19%

END OF PERIOD BALANCES
Total portfolio loans	$938,510	$756,420	$741,030	$696,052	$676,233
Earning assets	$960,006	$827,792	$757,302	$733,010	$724,073
Total assets	$1,045,985	$855,931	$787,799	$762,490	$757,159
Deposits	$848,036	$633,216	$651,111	$612,270	$632,237
Total shareholders’equity	$145,076	$144,985	$87,367	$87,650	$86,369

AVERAGE BALANCES
Total portfolio loans	$936,288	$746,845	$715,783	$686,235	$663,597
Earning assets	$961,384	$794,448	$745,017	$719,146	$692,079
Total assets	$1,040,779	$821,381	$774,729	$749,955	$722,151
Deposits	$817,483	$649,220	$636,074	$621,730	$595,231
Total shareholders’equity	$146,370	$120,243	$87,548	$87,823	$85,743

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Loans over 90 days past due and still accruing	$3,858	$2,101	$189	$982	$29
Non-accrual loans	9,264	5,560	4,602	3,982	1,169

Total non-performing loans	13,122	7,661	4,791	4,964	1,198
Real estate owned and other repossessed assets	3,157	54	52	0	177

Total non-performing assets	$16,279	$7,715	$4,843	$4,964	$1,375

Net charge-offs (Year to date)	$441	($24)	($25)	($34)	$0
Allowance for loan losses	9,647	7,775	7,615	7,154	6,965
ASSET QUALITY RATIOS

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Non-accrual loans to total loans	0.99%	0.74%	0.62%	0.57%	0.17%
Non-performing loans to total loans	1.40%	1.01%	0.65%	0.71%	0.18%
Non-performing assets to total assets	1.56%	0.90%	0.61%	0.65%	0.18%
Loans over 90 days past due and still accruing to total loans	0.41%	0.28%	0.03%	0.14%	0.00%
Net charge-offs to average loans	0.05%	0.00%	0.00%	-0.01%	0.00%
Allowance for loan losses to non-performing loans	73.52%	101.49%	158.94%	144.12%	581.39%
Allowance for loan losses to non-performing assets	59.26%	100.78%	157.24%	144.12%	506.55%
Allowance for loan losses to total loans	1.03%	1.03%	1.03%	1.03%	1.03%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Income from continuing operations	$1,618	$2,252	$1,565	$2,056	$1,946

Add: Non-recurring merger expenses	222	0	0	0	0
Tax effect	(78)	0	0	0	0

After-tax non operating items	144	0	0	0	0

Core operating earnings	$1,762	$2,252	$1,565	$2,056	$1,946

	Quarter Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Core operating earnings	$1,762	$2,252	$1,565	$2,056	$1,946

Add: Amortization of intangible assets	336	63	63	62	62
Tax effect	(118)	(22)	(22)	(22)	(22)

After-tax non operating items	218	41	41	40	40

Cash operating earnings	$1,980	$2,293	$1,606	$2,096	$1,986

	Quarter Ended
Dollars	3/31/2007	3/31/2006

Income from continuing operations	$1,618	$1,946
After-tax non-recurring merger expenses	144	0

Core operating earnings	1,762	1,946
After tax amortization of intangible assets	218	40

Cash operating earnings	$1,980	$1,986

	Quarter Ended
Basic EPS	3/31/2007	3/31/2006

Income from continuing operations	$0.18	$0.33
After-tax non-recurring merger expenses	$0.02	$0.00

Core operating earnings	$0.20	$0.33
After tax amortization of intangible assets	$0.02	$0.01

Cash operating earnings	$0.22	$0.33

	Quarter Ended
Diluted EPS	3/31/2007	3/31/2006

Income from continuing operations	$0.18	$0.31
After-tax non-recurring merger expenses	$0.02	$0.00

Core operating earnings	$0.19	$0.31
After tax amortization of intangible assets	$0.02	$0.01

Cash operating earnings	$0.22	$0.32

Weighted average shares outstanding — basic	8,898,058	5,982,377
Weighted average shares outstanding — diluted	9,159,900	6,303,882

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	3/31/2007	3/31/2006

Average GAAP equity	$146,370	$85,743

Goodwill	32,242	5,473
Other intangible assets	14,033	2,229
Deferred taxes	(604)	(481)

	45,671	7,221

Average tangible equity	$100,699	$78,522

	Quarter Ended
	3/31/2007	3/31/2006

Average GAAP assets	$1,040,779	$722,151

Goodwill	32,242	5,473
Other intangible assets	14,033	2,229
Deferred taxes	(604)	(481)

	45,671	7,221

Average tangible assets	$995,108	$714,930